Heller Equipment Asset Receivables Trust 1997-1
-------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Restricting Events

   9/25/00

Restricting Events
------------------

A) Average Cumulative Net Loss Ratio
           (a) The Average Cumulative Net Loss Ratio exceeds 1.0% (yes / no)                                          no

             Initial ADCB                                                                                        273,826,503.00

                                                                                                ADCB of
                                                               ADCB of                         Cumulative          Cumulative
                                                              Cumulative      Cumulative    Defaulted Contracts     Net Loss
                                                         Defaulted Contracts  Recoveries     net of Recoveries       Ratio
                                                         -------------------  ----------     -----------------       -----
             2 months prior                                  6,162,205.49     4,626,310.94    1,535,894.55                  0.56%
             1 month prior                                   6,162,205.49     4,626,314.58    1,535,890.91                  0.56%
             Current                                         6,162,205.49     4,647,049.39    1,515,156.10                  0.55%
                                                             ------------     ------------  --------------           ------------
             Average                                         6,162,205.49     4,633,224.97    1,528,980.52                  0.56%

             Annualized maximum Cumulative Net Loss Ratio                                                                   1.00%
             Average Cumulative Net Loss Ratio                                                                             0.558%

           Cumulative Net Loss Ratio means, for any date of determination, the fraction (expressed as a percentage) determined by dividing (i) the ADCB of all Contracts in the Trust which have become Defaulted
           Contracts since the Initial Cutoff Date, net of aggregate Recoveries received by the Trust during such same period, by (ii) the ADCB of all Contracts in the Contract Pool as of the Initial Cutoff Date.


B) A Servicer Event has occurred and is continuing (yes/no)                                                           no

C) An Event of Default has occurred and is continuing (yes/no)                                                        no

           (a) failure to pay on each Distribution Date the full amount of interest on any Note (yes / no)            no

           (b) failure to pay the then outstanding principal amount of any Note, if any, on its                       no
               related Maturity Date (yes/no)


Based on A, B and C, a Restricting Event has occurred and is continuing (yes/no)                                      no
--------------------------------------------------------------------------------

Heller Equipment Asset Receivables Trust 1997-1
-------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Limitations
   9/25/00

Obligor Event Trigger Determination
-----------------------------------


     The current period is less than 16 months after the Closing Date (January 4, 1999) (yes / N/A)                     N/A
     If the current period is less than 16 months after the closing date, one of the top five Obligors,
        as of the Cut-Off Date, is a Defaulted Contract in this period (yes / no / N/A)                                 N/A

     The Obligor Event has been cured (yes, if any of the following is yes / no, if each of the following
        is a no / n/a if not applicable)                                                                                N/A
        a)  the Defaulted Contract has been replaced with an eligible Substitute Contract                               N/A
        b)  a Recovery has been received with respect to the Defaulted Contract and no further Recoveries
            are expected                                                                                                N/A
        c)  a Successor Servicer has been appointed                                                                     N/A


An Obligor Event has occurred and is continuing                                                                         N/A


10% Substitution Limit Calculation
----------------------------------

        ADCB as of the Cut-off Date:                                                                                273,826,503

        Cumulative DCB of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts                      0
        Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts                        0.00%

        Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts exceeds
          10% (yes/no)                                                                                                  no


5% Skipped Payment Limit Calculation
------------------------------------
           The percent of contracts with Skipped Payment modifications                                                 0.25%
           The DCB exceeds 5% of the initial ADCB (yes/no)                                                              no
           Any Skipped Payments have been deferred later than 12 months prior to the Class B Maturity
           Date                                                                                                         no


Concentration Amounts (only applicable at the Cutoff Date or in the event of a substitution)
--------------------------------------------------------------------------------------------

           (i)   The ADCB of all End-User Contracts with Obligors that are governmental entities or                    0.00%
                 municipalities exceeds 1.13% of the ADCB of the Contract Pool                                          no

           (ii)  The ADCB of all End-User Contracts which finance, lease or are related to Software                    0.15%
                 exceeds 3.88% of the ADCB of the Contract Pool                                                         no

           (iii) The ADCB of all End-User  Contracts  with Obligors who comprise the three largest                     2.17%
                 Obligors (measured by ADCB as of the date of determination) exceeds 5.09% of the ADCB                  no
                 of the Contract Pool

           (iv)  The ADCB of all End-User Contracts with Obligors who comprise the 20 largest Obligors                 8.71%
                 (measured by ADCB as of the date of determination) exceeds 24.79% of the ADCB of the                   no
                 Contract Pool

           (v)   The ADCB of the End-User Contracts related to a single Vendor, or representing a                      7.94%
                 Vendor Loan of such Vendor or affiliate thereof exceeds 23.01% of the ADCB of the                      no
                 Contract Pool

           (vi)  The ADCB of all End-User Contracts with Obligors thereof located in a single State of                 3.53%
                 the United States exceeds 17.73% of the ADCB of the Contract Pool                                      no

Heller Equipment Asset Receivable Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Accounts

   9/25/00

                                                                                     Collection           Reserve
                                                                                      Account              Fund
                                                                                      -------              ----
Beginning Account Balance                                                                       0.00    2,738,265.00
Investment Earnings                                                                        10,358.77       14,074.69

Collection Account
------------------

Scheduled Payments, net of Excluded Amounts and less Servicer Advances plus Payheads    1,942,407.16
Add: Prepayment Amounts                                                                    92,062.50
Add: Recoveries                                                                            20,734.81
Add: Investment Earnings                                                                   24,433.46      (14,074.69)
Add: Late Charges                                                                           5,139.98
Add: Expired Lease Proceeds                                                                     0.00
Add: Servicer Advances                                                                          0.00

Available Amounts                                                                       2,084,777.91    2,738,265.00
-----------------


Payments on Payment Date
------------------------

  (A) **  Indenture Trustee Fees (will be first in funds allocation                             0.00
            during a Restricting Event or Event of Default)
   (A)    Unreimbursed Servicer Advances                                                        0.00

   (B)    Monthly Servicing Fee, due and accrued, including any
           amounts unpaid                                                                  15,396.72

   (C)    Class A-1 Notes interest, due and accrued, including
           any amounts unpaid                                                                   0.00

   (D)    Class A-2 Notes interest, due and accrued, including
           any amounts unpaid                                                             178,881.93

   (E)    Class B Notes interest, due and accrued, including
           any amounts unpaid                                                               7,798.34

   (F)    Class C Notes interest, due and accrued, including
           any amounts unpaid                                                               5,342.86

   (G)    Class D Notes interest, due and accrued, including
           any amounts unpaid                                                               7,595.26

   (H)    The Class A-1 Principal Payment Amount                                                0.00


   (I)    The Class A-2 Principal Payment Amount                                        1,669,512.88


   (J)    The Class B Principal Payment Amount                                             71,550.56


   (K)    The Class C Principal Payment Amount                                             47,700.37


   (L)    The Class D Principal Payment Amount                                             80,998.99


   (M)    Amounts required to meet the Reserve Fund Amount                                      0.00            0.00


   (B)*   Monthly Servicing Fee, due and accrued, including any amounts unpaid                  0.00
          (applicable only if an Obligor Event has occurred and is
          continuing)

          Any excess to Certificateholders                                                      0.00

Distributions to Noteholders and Certificateholders                                     2,084,777.91

Ending balance of accounts                                                                      0.00    2,738,265.00

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Schedules
   9/25/00

     A Restricting Event has occurred and is continuing (yes\no)                                    no

     Trustee Fees (only in the event of a Restricting Event or an Event of Default)                          0.00


Unreimbursed Servicer Advances
------------------------------

    (i)    Current month Unreimbursed Servicer Advances                                                      0.00
   (ii)    Prior unpaid Unreimbursed Servicer Advances (or arrearage)                                        0.00
  (iii)    Total Unreimbursed Servicer Advances due    ( (i) + (ii) )                                        0.00
   (iv)    Unreimbursed Servicer Advances distributed                                                        0.00
           Unpaid Unreimbursed Servicer Advances (or arrearage)                                              0.00


Servicing Fee Schedule
----------------------

    (i)    Servicing Fee Percentage                                                                          0.50%
   (ii)    ADCB of Contract Pool as of the 1st day of the Collection Period                         36,952,136.22
  (iii)    Servicing Fee  ( ( (i) / 12 ) x  (ii) )                                                      15,396.72
   (iv)    Servicing Fee accrued but not paid in prior periods                                               0.00
    (v)    Total Servicing Fee due, and accrued but not paid in prior
             periods ( (iii) + (iv) )                                                                   15,396.72
   (vi)    Monthly Servicing Fee distributed                                                            15,396.72
           Servicing Fee accrued but not paid                                                                0.00

Class A-1 Interest Schedule
---------------------------

           Opening Class A-1 principal balance                                                               0.00
    (i)    Class A-1 Interest Rate                                                                        5.73250%
   (ii)    Number of days in Accrual Period                                                                     0
           Monthly Class A-1 Interest Rate ( (i) x ( (ii)/360) )                                             0.00%
           Current Class A-1 interest due                                                                    0.00
           Prior Class A-1 interest arrearage                                                                0.00
           Current Period Interest Shortfall                                                                 0.00

           Class A-1 interest distribution                                                                   0.00


Class A-2 Interest Schedule
---------------------------

           Opening Class A-2 principal balance                                                      33,592,851.14
           Class A-2 Interest Rate                                                                         6.3900%
           Class A-2 Interest Rate x 30/360                                                                0.5325%
           Current Class A-2 interest due                                                              178,881.93
           Prior Class A-2 interest arrearage                                                                0.00
           Current Period Interest Shortfall                                                                 0.00

           Class A-2 interest distribution                                                             178,881.93


Class B Interest Schedule
-------------------------

           Opening Class B principal balance                                                         1,439,693.61
           Class B Interest Rate                                                                           6.5000%
           Class B Interest Rate x 30/360                                                                  0.5417%
           Current Class B interest due                                                                  7,798.34
           Prior Class B interest arrearage                                                                  0.00
           Current Period Interest Shortfall                                                                 0.00

           Class B interest distribution                                                                 7,798.34

Class C Interest Schedule
-------------------------

           Opening Class C principal balance                                                    959,795.74
           Class C Interest Rate                                                                    6.6800%
           Class C Interest Rate x 30/360                                                           0.5567%
           Current Class C interest due                                                           5,342.86
           Prior Class C interest arrearage                                                           0.00
           Current Period Interest Shortfall                                                          0.00

           Class C interest distribution                                                          5,342.86


Class D Interest Schedule
-------------------------

           Opening Class D principal balance                                                  1,194,535.86
           Class D  Interest Rate                                                                   7.6300%
           Class D Interest Rate x 30/360                                                           0.6358%
           Current Class D interest due                                                           7,595.26
           Prior Class D interest arrearage                                                           0.00
           Current Period Interest Shortfall                                                          0.00

           Class D interest distribution                                                          7,595.26

Class A-1 Principal Schedule
----------------------------

           Class A-1 Maturity Date                                                                 9/25/98
    (i)    Opening Class A-1 principal balance                                                        0.00
   (ii)    ADCB as of last day of second preceding Collection Period                         36,952,136.22
  (iii)    ADCB as of last day of immediately preceding Collection Period                    35,115,672.05
           Expected Class A-1 Payment ( (ii) - (iii) )                                        1,836,464.17
   (iv)    Aggregate Expected Class A-1 Payments not paid on preceding
           Distribution Date                                                                          0.00
           Class A-1 Principal Payment Amount (lesser of (i) or ( (ii) - (iii) ) + (iv) )             0.00
           Class A-1 Principal Payment Amount distribution                                            0.00
             Shortfall                                                                                0.00

           Class A-1 Principal Balance after current distribution                                     0.00



Class A-2 Principal Schedule
----------------------------

    (i)    Opening Class A-2 principal balance                                               33,592,851.14
   (ii)    Applicable Class A-2 Percentage                                                           90.91%
  (iii)    ADCB as of the last day of the Collection Period                                  35,115,672.05
   (iv)    Current month targeted Class A-2 principal balance ( (ii) * (iii) )               31,923,338.26
    (v)    (i) - (iv) (zero until Class A-1 has been retired)                                 1,669,512.88
   (vi)    Class A-2 Principal Payment Amount (lesser of (i) or (v) )                         1,669,512.88

           Class A-2 Principal Payment Amount distributed                                     1,669,512.88
             Shortfall                                                                                   -

           Class A-2 principal balance after current distribution                            31,923,338.26

Class B Principal Schedule
--------------------------

    (i)    Opening Class B principal balance                                                  1,439,693.61
   (ii)    Applicable Class B Percentage                                                              3.90%
  (iii)    ADCB as of the last day of the Collection Period                                  35,115,672.05
   (iv)    Current month targeted Class B principal balance ( (ii) * (iii) )                  1,368,143.05
    (v)    (i) - (iv) (zero until Class A-1 has been retired)                                    71,550.56
   (vi)    Class B Principal Payment Amount (lesser of (i) or (v) )                              71,550.56

           Class B Principal Payment Amount distributed                                          71,550.56
             Shortfall                                                                                   -

           Class B principal balance after current distribution                               1,368,143.05


Class C Principal Schedule
--------------------------

    (i)    Opening Class C principal balance                                                    959,795.74
   (ii)    Applicable Class C Percentage                                                              2.60%
  (iii)    ADCB as of the last day of the Collection Period                                  35,115,672.05
   (iv)    Current month targeted Class C principal balance ( (ii) * (iii) )                    912,095.37
    (v)    (i) - (iv) (zero until Class A-1 has been retired)                                    47,700.37
   (vi)    Class C Principal Payment Amount (lesser of (i) or (v) )                              47,700.37

           Class C Principal Payment Amount distributed                                          47,700.37
             Shortfall                                                                                   -

           Class C principal balance after current distribution                                 912,095.37


Class D Principal Schedule
--------------------------

    (i)    Opening Class D principal balance                                                  1,194,535.86
   (ii)    Applicable Class D Percentage                                                              2.60%
  (iii)    ADCB as of the last day of the Collection Period                                  35,115,672.05
   (iv)    Current month targeted Class D principal balance ( (ii) * (iii) )                    912,095.37
    (v)    (i) - (iv) (zero until Class A-1 has been retired)                                   282,440.49
   (vi)    Class D Principal Payment Amount (lesser of (i) or (v) )                             282,440.49

           Class D Principal Payment Amount distributed                                          80,998.99
             Shortfall                                                                          201,441.50

           Class D principal balance after current distribution                               1,113,536.87


Reserve Fund Schedule
---------------------

           Prior month Reserve Fund balance                                                   2,738,265.00
           Initial ADCB                                                                     273,826,503.00
           Required Reserve Fund Amount (lesser of (i) initial ADCB * 1.00% or                2,738,265.00
             (ii) outstanding principal of the Notes)
           Current period draw on Reserve Fund                                                        0.00
           Required deposit to Reserve Fund                                                           0.00
           Actual deposit to Reserve Fund                                                             0.00
           Interest Earned on Reserve Account                                                    14,074.69
           Deposit to Certificateholder                                                               0.00
           Ending Reserve Fund balance                                                        2,738,265.00

           Ending Reserve Fund balance as a percentage of ADCB                                        7.80%



Servicing Fee Schedule
----------------------

           Servicing Fee during an Obligor Event                                                      0.00
           Servicing Fee paid                                                                         0.00

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Note Factors
   9/25/00

             CUSIP #  423327AA3
           Class A-1
           ---------

           Class A-1 principal balance                                            0.00
           Initial Class A-1 principal balance                           62,980,096.00

           Note factor                                                     0.000000000



             CUSIP #  42337AB1
           Class A-2
           ---------

           Class A-2 principal balance                                   31,923,338.26
           Initial Class A-2 principal balance                          191,678,552.00

           Note factor                                                     0.166546220



             CUSIP #  423327AC9
           Class B
           -------

           Class B principal balance                                      1,368,143.05
           initial Class B principal balance                              8,214,795.00

           Note factor                                                     0.166546219



             CUSIP #  423327AD7
           Class C
           -------

           Class C principal balance                                        912,095.37
           Initial Class C principal balance                              5,476,530.00

           Note factor                                                     0.166546220


           Class D
           -------

           Class D principal balance                                      1,113,536.87
           Initial Class D principal balance                              5,476,530.00

           Note factor                                                     0.203328909

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Note Factors
   9/25/00

ADCB as of the last day of the Collection Period                                         35,115,672.05


Loss and Delinquency Data for Period
------------------------------------

DCB of Defaulted Contracts as of the last day of the Collection Period                            0.00
Number of Defaulted Contracts as of the last day of the Collection Period                            0
Defaulted Contracts as a percentage of ADCB (annualized)                                          0.00%

DCB of Adjusted Contracts as of the last day of the Collection Period                             0.00
Number of Adjusted Contracts as of the last day of the Collection Period                             0

DCB of Prepaid Contracts as of the last day of the Collection Period                         23,831.06
Number of Prepaid Contracts as of the last day of the Collection Period                              1

DCB of Substitute Contracts as of the last day of the Collection Period                           0.00
Number of Substitute Contracts as of the last day of the Collection Period                           0

DCB of Warranty Contracts as of the last day of the Collection Period                             0.00
Number of Warranty Contracts as of the last day of the Collection Period                             0

DCB of repurchased Contracts as of the last day of the Collection Period                      8,721.32
Number of repurchased Contracts as of the Collection Period                                          1

DCB of Excess Contracts as of the last day of the Collection Period                               0.00
Number of Excess Contracts as of the Collection Period                                               0

Recoveries collected relating to Defaulted Contracts as of the last day of
the Collection Period                                                                        20,734.81

                                                                            Dollars         Percent
                                                                            -------         -------
           Current                                                        32,595,608.48         91.71%
           31-60 days past due                                             1,514,899.88          4.26%
           61-90 days past due                                               837,633.27          2.36%
           Over 90 days past due                                             592,802.67          1.67%
                                                                          -------------  --------------
           Total                                                          35,540,944.30        100.00%

           31+ days past due                                               2,945,335.82          8.29%


    (i)    DCB of cumulative Defaulted Contracts
            (cumulative gross losses to date)                                            6,162,205.49
   (ii)    Cumulative Recoveries realized on Defaulted Contracts                         4,647,049.39
           Cumulative net losses to date  ( (i) - (ii) )                                 1,515,156.10

           ----------------------------------------------------------------------------
           Static Information
           Initial ADCB                                               273,826,503.00
           Discount Rate                                                      6.9239%
           Class A-1 Initial Principal Amount                          62,980,096.00
           Class A-1 Interest Rate                                            5.7325%
           Class A-2 Initial Principal Amount                         191,678,552.00
           Class A-2 Interest Rate                                            6.3900%
           Class B Initial Principal Amount                             8,214,795.00
           Class B Interest Rate                                              6.5000%
           Class C Initial Principal Amount                             5,476,530.00
           Class C Interest Rate                                              6.6800%
           Class D Initial Principal Amount                             5,476,530.00
           Class D Interest Rate                                              7.6300%
           Reserve Fund Initial Deposit                                 2,738,265.00
           Class A-1 Maturity Date                                          09/25/98
           Classes A-2, B, C, & D Maturity Date                             05/25/05
           Closing Date                                                     09/04/97
           ----------------------------------------------------------------------------